Supplement Dated November 22, 2017
To The Prospectuses Dated April 24, 2017

PERSPECTIVE II®, PERSPECTIVE L SERIESSM, PERSPECTIVE ADVISORS IISM, PERSPECTIVE REWARDS®,
RETIREMENT LATITUDES®, PERSPECTIVE FOCUS®, FIFTH THIRD PERSPECTIVE, PERSPECTIVESM, DEFINED STRATEGIESSM, PERSPECTIVE ADVISORYSM, ELITE ACCESS®, ELITE ACCESS ADVISORYSM and
ELITE ACCESS BROKERAGE EDITION®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

PERSPECTIVE ADVISORS
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account III

PERSPECTIVE ADVANTAGE
FIXED AND VARIABLE ANNUITY®

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account V

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Annuity Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

In the section titled "Total Annual Fund Operating Expenses" appearing under "FEES AND EXPENSES TABLES", the table for the JNL/WMC Government Money Market Fund is deleted and replaced with the following table (shown with applicable footnotes):

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Plus Recapture	Total Annual Fund Operating Expenses After Recapture
JNL Series Trust
JNL/WMC Government Money Market	0.16%	0.30%	0.10% F	0.00%	0.56%	0.20% D	0.76% D,I

D
Represents the amount payable to JNAM in accordance with the recapture provision of the expense waiver and reimbursement agreement. JNAM has contractually agreed to waive fees and reimburse expenses of the Fund to the extent necessary to limit the total operating expenses of each class of shares of the Fund, exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses, to an annual rate (as a percentage of the average daily net assets of the Fund) equal to or less than the Fund’s investment income for the period.  The fee waiver will continue for at least one year from the date of this Prospectus, and continue thereafter, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees. In addition, when the Fund receives income sufficient to pay a dividend, the Adviser may recapture previously waived fees and expenses for a period of three years.

F	“Other Expenses” include an Administrative Fee of 0.10% which is payable to JNAM.

I	Expense Information has been restated to reflect current fees.

______________________________
(To be used with JMV17183 09/17, JMV16966 09/17, JMV9476 09/17, JMV8798 09/17, VC4224 09/17, JMV9476ML 09/17, JMV5763ML 09/17, JMV9476WF 09/17, JMV5763WF 09/17, JMV8037 09/17, JMV8037BE 09/17, JMV17955 09/17, JMV7698 09/17, VC5869 09/17, JMV7697 09/17, VC5890 09/17, VC5890ML 09/17, VC5995 09/17, JMV5765 09/17, JMV2731 09/17, FVC4224FT 09/17, VC5526 09/17, VC3656 09/17, VC3652 09/17, VC3657 09/17, VC3723 09/17)

JMV19873 11/17